SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
--------------------------------------------------------------------------------
                                  May 17, 1999




                         GILMER FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




  Delaware                         0-25076                         72-2561513
--------------------------------------------------------------------------------
State or other                (Commission File No.)              (IRS Employer
jurisdiction of                                                  Identification
 incorporation)                                                      Number)




218 West Cass Street, Gilmer, Texas                                     75644
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:(903) 843-5525
                                                    -------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On May 17, 1999, the Registrant issued the attached press release announcing its intent to de-register with the Securities and Exchange Commission ("SEC") from the reporting requirements of the Securities Exchange Act of 1934.

Item 7.  Financial Statements and Exhibits

         (a)  Exhibits

              99. Press release dated May 17, 1999.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                GILMER FINANCIAL SERVICES, INC.



Date:  May 17, 1999                             By: /S/GARY P. COOPER
      ------------------                            ----------------------------
                                                    Gary P. Cooper, President
                                                    and Chief Executive Officer

                         GILMER FINANCIAL SERVICES, INC.
                              218 West Cass Street
                               Gilmer, Texas 75644


                                  PRESS RELEASE

For Immediate Release                                 For Information Contact:
Date: May 17, 1999                                    Gary P. Cooper, President
                                                      (903) 843-5525


                         GILMER FINANCIAL SERVICES, INC.
                  ANNOUNCES INTENT TO DE-REGISTER WITH THE SEC


         Gilmer, Texas, May 17, 1999 - Gilmer Financial Services, Inc. (the "Company"), the parent holding company for Gilmer Savings Bank, FSB, announced its intention today to de-register with the Securities and Exchange Commission ("SEC") from the reporting requirements of the Securities Exchange Act of 1934 effective May 19, 1999. The Company first became a public reporting company on February 9, 1995, and at that time committed to remain a public reporting company for at least three years.

         Gary P. Cooper, President of the Company, indicated that the Board of Directors approved the de-registration with the SEC in light of the Company's current number of record stockholders and the cost savings to the Company. "The deregistration will save the Company money both in legal and accounting fees, since it won't have to comply with all the requirements of the SEC rules and regulations," continued Mr. Cooper.

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